UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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FIRST UNITED CORPORATION
(Name of Registrant as Specified in Its Charter)

DRIVER MANAGEMENT COMPANY LLC DRIVER OPPORTUNITY PARTNERS I LP J. ABBOTT R. COOPER
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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DRIVER MANAGEMENT COMPANY LLC

●, 2021

Dear Fellow First United Stockholder:

Driver Management Company LLC and the other participants in this solicitation (collectively, “Driver”, “we” or “our”) are the beneficial owners of an aggregate of 360,737 shares of common stock, par value $0.01 per share (the “Common Stock”), of First United Corporation, a Maryland corporation (“First United” or the “Company”), representing approximately 5.16% of the outstanding shares of Common Stock. For the reasons set forth in the attached proxy statement, we believe that change in the composition of the Board of Directors of the Company (the “Board”) is necessary to ensure that the Company is run in a manner consistent with your best interests. We are seeking your support for the election of our nominee, as well as the seven other proposals (each a “Proposal”) listed below, at the Company’s 2021 annual meeting of shareholders scheduled to be held on ● at ●.m., local time at ● (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

Proposal		Our Recommendation
1.	To elect J. Abbott R. Cooper, Driver’s nominee for election to director.	FOR
2.	A resolution requesting that the Board take all steps necessary or desirable to require that the Chairman of the Board be an independent director.	FOR
3.

A resolution requesting the Board to take all steps necessary or desirable under applicable law to provide that any actions currently requiring the affirmative vote of two-thirds (or any proportion greater than a simple majority) of all the votes entitled to be cast for shareholder approval (including, without limitation mergers and amendments to the Company’s certificate of incorporation) shall only require the affirmative vote of a simple majority of all the votes entitled to be cast for shareholder approval.

FOR
4.

A resolution requesting the Board to take all steps necessary or desirable under applicable law (including adopting a resolution pursuant to Maryland Code, Corporations and Associations § 2-514) to provide beneficial owners of shares with all the rights (to the maximum extent available under applicable law) accorded shareholders of record pursuant to the Company’s certificate of incorporation and bylaws as well as applicable law.

FOR
5.

A resolution requesting the Board adopt a resolution whereby the Board commits to avoid taking any actions (including lobbying the Maryland Commissioner of Financial Regulation to investigate potential violations of Maryland Code, Financial Institutions § 3-314 (“Section 3-314”) or seeking to enforce, through legal action or otherwise, any of the provisions of Section 3-314) not otherwise explicitly required by law that are reasonably likely to lead to the disenfranchisement of any shareholder.

FOR
6.

A resolution requesting the Board adopt a “proxy access” bylaw that will require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected certain information regarding any person or persons nominated for election to the Board by a shareholder and will allow shareholders to vote on such nominee or nominees on the Company’s proxy card.

FOR
7.

A resolution requesting that the Board amend the Company’s bylaws to provide that shareholders may alter, amend or repeal the Bylaws by the affirmative vote of a simple majority of all the votes entitled to be cast by the holders of the issued and outstanding shares of Common Stock.

FOR
8.

A resolution requesting that the Board form a special committee (empowered to engage its own legal counsel) to determine whether the Company has, is or will violate NASDAQ Listing Rule 5640 by voluntarily asserting or attempting to exercise a private right of action under Section 3-314 absent a binding prior determination by the Maryland Commissioner of Financial Regulation or a court of competent jurisdiction that a violation has occurred.

FOR

The Company has a classified Board, which is currently divided into three (3) classes. The terms of four (4) Class II directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our one (1) nominee in opposition to one (1) of the Company’s director nominees for the class with terms ending in 2024. Your vote to elect our nominee will have the legal effect of replacing one (1) incumbent director with our nominee.

We urge you to carefully consider the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today. The attached proxy statement and the enclosed WHITE proxy card are first being mailed to shareholders on or about ●, 2021.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated WHITE proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact ●, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ J. Abbott R. Cooper

J. Abbott R. Cooper
Driver Management Company LLC

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Driver’s proxy materials,

please contact ● at the phone numbers listed below.

●

Shareholders call toll free at ●

Email: ●

2021 ANNUAL MEETING OF SHAREHOLDERS

OF

FIRST UNITED CORPORATION

_________________________

PROXY STATEMENT

OF

DRIVER MANAGEMENT COMPANY LLC

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Driver Management Company LLC, a Delaware limited liability company (“Driver Management”) and the other participants in this solicitation (collectively, “Driver”, “we” or “our”) are significant shareholders of First United Corporation, a Maryland corporation (“First United” or the “Company”), who collectively beneficially own an aggregate of 360,737 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company, representing approximately 5.16% of the outstanding shares of Common Stock. We believe that change at the Board of Directors of the Company (the “Board”) is necessary to ensure that the best interests of shareholders are appropriately represented in the boardroom. We have nominated J. Abbott R. Cooper, Driver Management’s managing member, who is committed to fully exploring all opportunities increase value for all shareholders. We are seeking your support at the Company’s 2021 annual meeting of shareholders scheduled to be held on ●, 2021 at ●.m., local time at ● (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect Driver’s one (1) director nominee, J. Abbott R. Cooper (the “Nominee””), to the Board as a Class II director to serve until the 2024 annual meeting of shareholders or until his successor is duly elected and qualified;

2.	To vote on a resolution requesting the Board take all steps necessary or desirable under applicable law to require that the Chairman of the Board (the “Chairman”) be an independent director (the “Independent Chair Proposal”);

3.	To vote on a resolution requesting the Board take all steps necessary or desirable under applicable law to provide that any actions currently requiring the affirmative vote of two-thirds (or any proportion greater than a simple majority) of all the votes entitled to be cast for shareholder approval (including, without limitation mergers and amendments to the Company’s certificate of incorporation) shall only require the affirmative vote of a simple majority of all the votes entitled to be cast for shareholder approval (the “Majority Vote Proposal”);

4.	To vote on a resolution requesting the Board take all steps necessary or desirable under applicable law (including adopting a resolution pursuant to Maryland Code, Corporations and Associations § 2-514) to provide beneficial owners of shares with all the rights (to the maximum extent available under applicable law) accorded shareholders of record pursuant to the Company’s certificate of incorporation and bylaws as well as applicable law (the “Beneficial Ownership Proposal”);

5.	To vote on a resolution requesting the Board adopt a resolution whereby the Board commits to avoid taking any actions (including lobbying the Maryland Commissioner of Financial Regulation (the “Commissioner”) to investigate potential violations of Maryland Code, Financial Institutions § 3-314 (“Section 3-314”) or seeking to enforce, through legal action or otherwise, any of the provisions of Section 3-314) not otherwise explicitly required by law that are reasonably likely to lead to the disenfranchisement of any shareholder (the “No Disenfranchisement Proposal”);

6.	To vote on a resolution requesting the Board adopt a “proxy access” bylaw that will require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected certain information regarding any person or persons nominated for election to the Board by a shareholder and will allow shareholders to vote on such nominee or nominees on the Company’s proxy card (the “Proxy Access Proposal”);

7.	To vote on a resolution requesting the Board amend the Company’s bylaws (as amended and restated to date, the “Bylaws”) to provide that shareholders may alter, amend or repeal the Bylaws by the affirmative vote of a simple majority of all the votes entitled to be cast by the holders of the issued and outstanding shares of Common Stock (the “Shareholder Bylaw Amendment Proposal”)

8.	To vote on a resolution requesting the Board form a special committee (empowered to engage its own legal counsel) to determine whether the Company has, is or will violate NASDAQ Listing Rule 5640 by voluntarily asserting or attempting to exercise a private right of action under Section 3-314 absent a binding prior determination by the Commissioner or a court of competent jurisdiction that a violation has occurred (the “NASDAQ Voting Rights Rule Special Committee Proposal”; together with the Independent Chair Proposal, the Majority Vote Proposal, the Beneficial Ownership Proposal, the No Disenfranchisement Proposal, the Proxy Access Proposal and the Shareholder Bylaw Amendment Proposal, the “Driver Shareholder Proposals”);

9.	[To vote on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers for 2020 (the “Say-on-Pay Proposal”)];

10.	[To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021]; and

11.	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement and the enclosed WHITE proxy card are first being mailed to shareholders on or about ●, 2021.

Driver Management, Driver Opportunity Partners I LP, a Delaware limited partnership (“Driver Opportunity”) and J. Abbott R. Cooper are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

As of ●, 2021, the participants in this solicitation collectively own 360,737 shares of Common Stock (the “Driver Group Shares”). We intend to vote such shares FOR the election of the Nominee, FOR the Independent Chair Proposal, FOR the Majority Vote Proposal, FOR the Beneficial Ownership Proposal, FOR the No Disenfranchisement Proposal, FOR the Proxy Access Proposal, FOR the Shareholder Bylaw Amendment Proposal, FOR the NASDAQ Voting Rights Tule Special Committee Proposal, [AGAINST the Say-on-Pay Proposal] and [AGAINST the ratification of the selection of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.]

The Company has set the close of business on ●, 2021 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 19 South Second Street, Oakland, Maryland 21550. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were ● shares of Common Stock outstanding.

THIS SOLICITATION IS BEING MADE BY DRIVER AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH DRIVER IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

DRIVER URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—

This Proxy Statement and our WHITE proxy card are available at ●

______________________________

IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. Driver urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees, FOR the Driver Shareholder Proposals and in accordance with Driver’s recommendations on the other proposals on the agenda for the Annual Meeting.

Registered Owners

If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Driver, c/o ● (“Driver’s Proxy Solicitor”), in the enclosed postage-paid envelope today. Shareholders also have the following two options for authorizing a proxy to vote their shares:

•	Via the Internet at www.●.com at any time prior to 11:59 p.m. Eastern Time on ●, 2021, and follow the instructions provided on the WHITE proxy card; or

•	By telephone, by calling ●at any time prior to 11:59 p.m. Eastern Time on ●, 2021, and follow the instructions provided on the WHITE proxy card.

Beneficial Owners

If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

Beneficial owners may vote either by the Internet or toll-free telephone. Please refer to the enclosed instructions on how to vote by Internet or telephone. You may also vote by signing, dating and returning the enclosed WHITE voting instruction form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominee only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Driver’s proxy materials,

please contact ● at the phone numbers listed below.

●

Shareholders call toll free at ●

Email: ●

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has a classified Board, which is divided into three (3) classes. The directors in each class are elected for terms of three (3) years so that the term of office of one (1) class of directors expires at each annual meeting of shareholders. We believe that the terms of four (4) Class II directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our Nominee, J. Abbott R. Cooper, who is independent of the Company, in opposition to one (1) of the Company’s director nominees for terms ending in 2024. We intend to solicit proxies to elect not only our Nominee, but also the candidates who have been nominated by the Company other than ●.

Your vote to elect the Nominee will have the legal effect of replacing one (1) incumbent directors of the Company with the Nominee.

THE NOMINEE

J. Abbott R. Cooper, age 53, has been the Managing Member of Driver Management since June 2019. Prior to founding Driver, Mr. Cooper was a Senior Portfolio Manager at Hilton Capital Management LLC from January 2014 until June 2019. Before joining Hilton Capital Management LLC, Mr. Cooper was a senior investment banker covering depository institutions at Jefferies and Bank of America Merrill Lynch. Earlier in his career, Mr. Cooper was an attorney specializing in mergers and acquisitions and capital markets. Mr. Cooper is a graduate of the University of Virginia and the University of Montana School of Law.

Driver believes that Mr. Cooper’s experience as a bank investor and investment banker advising depository institutions will provide the Board with valuable insight regarding the Company’s business and strategic plan.

On January 8, 2021, Driver Opportunity, a record owner of shares of Common Stock, delivered a timely notice pursuant to the Bylaws notifying the Company that Driver intends to nominate and will seek to elect Mr. Cooper at the Annual Meeting.

Mr. Cooper’s principal business address is 250 Park Avenue, 7th Floor, New York, NY 10177.

As of ●, 2021, Mr. Cooper personally owned no shares of Common Stock but may be deemed, by virtue of his position as Managing Member of Driver Management, the general partner of Driver Opportunity, to be the beneficial owner of 360,737 shares of Common Stock . Mr. Cooper disclaims beneficial ownership of shares of Common Stock owned by Driver Opportunity except to the extent of his pecuniary interest therein.

The Nominee may be deemed to be a member of the Group for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Nominee specifically disclaims beneficial ownership of shares of Common Stock that he does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the Nominee and the members of the Group, please see Schedule I.

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On November 19, 2019, the members of the Group along with Michael J. Driscoll, Ed.D., Lisa Narrell Mead and Ethan C. Elzen (each an “Old Nominee” and together the “Old Nominees”; together with the Group, the “Old Group”) entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) pursuant to which, among other things, (i) the members of the Old Group agreed to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company, (ii) the Old Group agreed to solicit proxies or written consents for the election of the Old Nominees to the Board at the Company’s 2020 Annual Meeting of Shareholders, (iii) each of the Old Nominees agreed to provide Driver advance written notice prior to effecting any purchase, sale, acquisition or disposal of any securities of the Company of which he or she has, or would have, direct or indirect beneficial ownership so that Driver has an opportunity to review the potential implications of any such transaction in the securities of the Company and pre-clear any such potential transaction in the securities of the Company by the Old Nominees, (iv) each of the Old Nominees agreed that he or she would not undertake or effect any purchase, sale, acquisition or disposal of any securities of the Company without the prior written consent of Driver, and (v) Driver agreed to pay directly all pre-approved expenses in connection with the solicitation for the election of the Old Nominees at the Company’s 2020 Annual Meeting of Shareholders. The Joint Filing and Solicitation Agreement was terminated on June 11, 2020.

Other than as stated herein, there are no arrangements or understandings between the members of the Group or any other person or persons pursuant to which the nomination of the Nominee described herein is to be made, other than the consent by the Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. Except as described below, the Nominee is not a party adverse to the Company or any of its subsidiaries nor has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

The Nominee is currently a defendant, along with Driver Management and Driver Opportunity, in litigation captioned First United Corporation v. Driver Opportunity Partners I LP, Case No. 1:20-cv-2592-RDB (the “FUNC Litigation”) pending in United States District Court for the District of Maryland. In the FUNC Litigation, the Company is seeking a declaratory judgment that, among other things, Driver Opportunity is prohibited from voting 360,637 of its shares. In addition, Driver Opportunity is currently a plaintiff in litigation captioned Driver Opportunity Partners I LP v. First United Corporation, Case No. 1:20-cv-2575-RDB (the “Driver Litigation”) pending in United States District Court for the District of Maryland. In the Driver Litigation, Driver Opportunity has alleged that, in connection with the Company’s 2020 Annual Meeting of Shareholders, the Company and the Board, breached their fiduciary duties, defamed Driver, intentionally interfered with Driver’s prospective business relations and violated Section 14(a) of the Securities Exchange Act of 1934 and Rule 14(a)-9 promulgated thereunder.

The Nominee presently is, and if elected as a director of the Company, would, in our view, qualify as, an “independent director” within the meaning of (i) NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, no director of an NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, if the Nominee is elected, the determination of the Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. The Nominee is not a member of the Company’s compensation, nominating or audit committee nor, we believe, would be considered not independent under any such committee’s applicable independence standards as publicly disclosed.

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We do not expect that the Nominee will be unable to stand for election, but, in the event the Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for a substitute nominee, to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee in accordance with the Bylaws and shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee. We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEE ON THE ENCLOSED

WHITE PROXY CARD.

PROPOSAL NO. 2

INDEPENDENT CHAIR PROPOSAL

On January 8, 2021, Driver Opportunity, a record owner of shares of Common Stock, notified the Company that Driver intends to seek and will seek to the adoption of a shareholder resolution requesting the Board take all steps necessary or desirable under applicable law to require that the Chairman be an independent director.

The following is the text of the proposed resolution:

RESOLVED, that the shareholders of the Company request that the Board take all steps necessary or desirable under applicable law to require that the Chairman be an independent director.

Driver believes that the Chief Executive Officer (“CEO”) of the Corporation should report, and be accountable, to the Board but when the CEO is also the Chairman, unnecessary conflicts arise that may impede the Board’s ability to fulfill its duties (which may include replacing the CEO), inhibit the Board from taking actions in the best interests of shareholders and contribute to CEO entrenchment, which may lead to less rigorous scrutiny of CEO performance and may limit or chill evaluation of alternatives to increase shareholder value (such as a sale) if those alternatives might result in the CEO no longer being employed as the CEO.

Driver does not have any material interest in the Independent Chair Proposal other than the interest common to all shareholders of eliminating the inherent conflicts created by combining the roles of CEO and Chairman.

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WE URGE YOU TO VOTE “FOR” THE INDEPENDENT CHAIR PROPOSAL ON THE

ENCLOSED WHITE PROXY CARD.

PROPOSAL NO. 3

MAJORITY VOTE PROPOSAL

On January 8, 2021, Driver Opportunity, a record owner of shares of Common Stock, notified the Company that Driver intends to seek and will seek to the adoption of a shareholder resolution requesting the Board take all steps necessary or desirable under applicable law to provide that any actions currently requiring the affirmative vote of two-thirds (or any proportion greater than a simple majority) of all the votes entitled to be cast for shareholder approval (including, without limitation mergers and amendments to the Company’s certificate of incorporation) shall only require the affirmative vote of a simple majority of all the votes entitled to be cast for shareholder approval.

The following is the text of the proposed resolution:

RESOLVED, that the shareholders of the Company request the Board to take all steps necessary or desirable under applicable law to provide that any actions currently requiring the affirmative vote of two-thirds (or any proportion greater than a simple majority) of the votes entitled to be cast (including, without limitation mergers and amendments to the Company’s certificate of incorporation) shall only require the affirmative vote of a simple majority of all the votes entitled to be cast for shareholder approval.

Driver believes that a simple majority is appropriate for shareholder approval, that supermajority voting requirements for shareholder approval enable a small group of shareholders to thwart the will of the majority of shareholders and that, in many circumstances due to shareholder apathy and the mechanics of “broker no votes,” obtaining the affirmative vote of two-thirds of the votes entitled to be cast is a practical impossibility.

Driver does not have any material interest in the Majority Vote Proposal other than the interest common to all shareholders of ensuring that all shareholders have a meaningful voice in approving any matter for which shareholder approval is sought.

WE URGE YOU TO VOTE “FOR” THE MAJORITY VOTE PROPOSAL ON THE ENCLOSED

WHITE PROXY CARD.

PROPOSAL NO. 4

BENEFICIAL OWNERSHIP PROPOSAL

On January 8, 2021, Driver Opportunity, a record owner of shares of Common Stock, notified the Company that Driver intends to seek and will seek to the adoption of a shareholder resolution requesting the Board take all steps necessary or desirable under applicable law (including adopting a resolution pursuant to Maryland Code, Corporations and Associations § 2-514) to provide beneficial owners of shares with all the rights (to the maximum extent available under applicable law) accorded shareholders of record pursuant to the Company’s certificate of incorporation and bylaws as well as applicable law.

5

The following is the text of the proposed resolution:

RESOLVED, that the shareholders of the Company request that the Board take all steps necessary or desirable under applicable law (including adopting a resolution pursuant to Maryland Code, Corporations and Associations § 2-514) to provide beneficial owners of shares with all the rights accorded shareholders of record.

Driver believes that limiting any shareholder rights to only holders of record and not extending those rights to beneficial owners of shares (i) serves no valid purpose, (ii) is contrary to (A) the federal policy of share immobilization through the depository system, (B) the practical reality of how most shareholders own shares, and (C) common sense, and (iii) operates to deprive most of the Company’s shareholders of the ability to exercise their fundamental rights as shareholders.

Driver does not have any material interest in the Beneficial Ownership Proposal other than the interest common to all shareholders of ensuring their ability to exercise their fundamental rights as shareholders

WE URGE YOU TO VOTE “FOR” THE MAJORITY VOTE PROPOSAL ON THE ENCLOSED

WHITE PROXY CARD.

PROPOSAL NO. 5

NO DISENFRANCHISEMENT PROPOSAL

On January 8, 2021, Driver Opportunity, a record owner of shares of Common Stock, notified the Company that Driver intends to seek and will seek to the adoption of a shareholder resolution requesting the Board adopt a resolution whereby the Board commits to avoid taking any actions (including lobbying the Maryland Commissioner of Financial Regulation to investigate potential violations of Section 3-314) or seeking to enforce, through legal action or otherwise, any of the provisions of Section 3-314) not otherwise explicitly required by law that are reasonably likely to lead to the disenfranchisement of any shareholder.

The following is the text of the proposed resolution:

RESOLVED, that the shareholders of the Company request that the Board adopt a resolution whereby the Board commits to avoid taking any actions not otherwise explicitly required by law (including lobbying the Maryland Commissioner of Financial Regulation to investigate potential violations of Section 3-314) or seeking to enforce, through legal action or otherwise, any of the provisions of Section 3-314) not otherwise explicitly required by law that are reasonably likely to lead to the disenfranchisement of any shareholder.

Driver believes that the shareholder franchise is the ideological underpinning upon which the legitimacy of directorial power rests and that any attempt by the Board to prevent a shareholder from exercising its right to vote its shares (particularly with respect to the election of directors) represents an inappropriate attempt by an agent to claim the power and authority of a principal. The Company has previously lobbied the Maryland Commissioner on Financial Regulation to investigate Driver for violations of Section 3-314 for the express purpose of disenfranchising Driver.

6

Section 3-314 requires persons to apply to the Maryland Commissioner of Financial Regulation prior to acquiring voting stock of commercial banks or bank holding companies if the acquisition would “affect the power to direct or cause the direction of management or policy” of the commercial bank or bank holding company and empowers the Maryland Commissioner of Financial Regulation to approve or deny any applications for a stock acquisition that the Maryland Commissioner of Financial Regulation determines to be anti-competitive or threaten the safety and soundness of a banking institution. Section 3-314 further provides that shares acquired in violation of that section (including as a result of failing to apply to the Maryland Commissioner of Financial Regulation for approval) may not be voted for five years. Driver does not believe that the Company has any legitimate interest in lobbying the Maryland Commissioner of Financial Regulation to investigate any purchaser of shares of Common Stock nor does the Company have any affirmative obligation to report potential violations of Section 3-314 to the Maryland Commissioner of Financial Regulation.

Driver does not have any material interest in the No Disenfranchisement Proposal other than the interest common to all shareholders of preventing the Board from abrogating shareholders fundamental right to elect directors; however, Driver is a defendant is currently a defendant in litigation brought by the Company seeking a declaratory judgement to prohibit Driver from voting 360,737 shares of Common Stock based upon an alleged violation of Section 3-314. Driver does not believe that the Company has a right to enforce Section 3-314. In addition, on Mary 22, 2020, Driver entered into a settlement agreement with the Maryland Commissioner of Financial Regulation, pursuant to which, among other things, the Maryland Commissioner of Financial Regulation agreed that it had “fully and finally” resolved its investigation regarding whether Driver violated Section 3-314 with respect to the purchase of 360,737 shares of Common Stock “without any conclusive findings or determination” that Driver violated Section 3-314.

WE URGE YOU TO VOTE “FOR” THE NO DISENFRANCHISEMENT PROPOSAL ON THE ENCLOSED WHITE PROXY CARD.

PROPOSAL NO. 6

PROXY ACCESS PROPOSAL

On January 8, 2021, Driver Opportunity, a record owner of shares of Common Stock, notified the Company that Driver intends to seek and will seek to the adoption of a shareholder resolution requesting the Board adopt a “proxy access” bylaw that will require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected certain information regarding any person or persons nominated for election to the Board by a shareholder and will allow shareholders to vote on such nominee or nominees on the Company’s proxy card.

The following is the text of the proposed resolution:

RESOLVED, that the shareholders of the Company request that the Board take all steps necessary to adopt a “proxy access” bylaw. Such a bylaw shall require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or group (the “Nominator”) that meets the criteria established below. The Company shall allow shareholders to vote on such nominee on the Company’s proxy card.

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The number of shareholder-nominated candidates appearing in proxy materials shall not exceed one quarter of the directors then serving. This bylaw, which shall supplement existing rights under Company’s bylaws, should provide that a Nominator must: (a) have beneficially owned 3% or more of the Company’s outstanding Common Stock continuously for at least three years before submitting the nomination; (b) give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission rules about (i) the nominee or nominees, including consent to being named in the proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the “Disclosure”); and c) certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with shareholders, including the Disclosure and Statement (as defined below); and (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company’s proxy materials. The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of each nominee (the “Statement”).

Driver believes that a proxy access bylaw would increase the Board’s accountability to shareholders by enhancing shareholders’ ability to nominate and elect directors of their choosing, rather than merely ratifying the Board’s hand-picked nominees.

Driver does not have any material interest in the Proxy Access Proposal other than the interest common to all shareholders of ensuring that shareholders have a meaningful role in selecting the directors who have been entrusted with managing the Company on shareholders’ behalf.

WE URGE YOU TO VOTE “FOR” THE PROXY ACESS PROPOSAL ON THE ENCLOSED

WHITE PROXY CARD.

PROPOSAL NO. 7

SHAREHOLDER BYLAW AMENDMENT PROPOSAL

On January 8, 2021, Driver Opportunity, a record owner of shares of Common Stock, notified the Company that Driver intends to seek and will seek to the adoption of a shareholder resolution requesting the Board amend the Bylaws to provide that shareholders may alter, amend or repeal the Bylaws by the affirmative vote of a simple majority of all the votes entitled to be cast by the holders of the issued and outstanding shares of Common Stock.

The following is the text of the proposed resolution:

RESOLVED, that the shareholders of the Company request that the Board amend the Bylaws to provide that the Bylaws may be altered, amended, or repealed or new bylaws adopted by the affirmative vote of a simple majority of all votes entitled to be cast by the holders of the issued and outstanding shares of Common Stock.

8

Driver believes that the Bylaws represent a contract between shareholders and the Company and shareholders’ ability to alter, amend or repeal bylaws or adopt new bylaws is an important and necessary limitation on the Board’s ability to restrict or alter shareholders’ rights.

Driver does not have any material interest in the Shareholder Bylaw Amendment Proposal other than the interest common to all shareholders of protecting shareholders’ rights against Board overreach and infringement.

WE URGE YOU TO VOTE “FOR” THE SHAREHOLDER BYLAW AMENDMENT

PROPOSAL ON THE ENCLOSED WHITE PROXY CARD.

PROPOSAL NO. 8

NASDAQ VOTING RIGHTS RULE SPECIAL COMMITTEE PROPOSAL

On January 8, 2021, Driver Opportunity, a record owner of shares of Common Stock, notified the Company that Driver intends to seek and will seek to the adoption of a shareholder resolution requesting the Board form a special committee (empowered to engage its own legal counsel) to determine whether the Company violates NASDAQ Listing Rule 5640 by voluntarily asserting or attempting to exercise a private right of action under Section 3-314 absent a binding prior determination by the Maryland Commissioner of Financial Regulation or a court of competent jurisdiction that a violation has occurred.

The following is the text of the proposed resolution:

RESOLVED, that the shareholders of the Company request that the Board form a special committee (empowered to engage its own legal counsel) to determine whether the Company violates NASDAQ Listing Rule 5640 by voluntarily asserting or attempting to exercise a private right of action under Section 3-314 absent a binding prior determination by the Maryland Commissioner of Financial Regulation or a court of competent jurisdiction that a violation has occurred.

NASDAQ Listing Rule 5640 provides that the voting rights of existing shareholders cannot by disparately reduced or restricted by any corporation action to issuance. Driver is concerned that the Company’s assertion of a private right of action under Section 3-314 (and any attempt to assert such a private right of action) has or would be a violation of NASDAQ Listing Rule 5640. If the Company were to be found in violation of NASDAQ Listing Rule 5640, NASDAQ could delist the Common Stock, which Driver believes would have an extremely adverse effect on the liquidity of the market for trading in shares of the Common Stock.

Driver does not have any material interest in the NASDAQ Voting Rights Rule Special Committee Proposal other than the interest common to all shareholders of ensuring that a liquid market exists for the Common Stock; however, Driver is a defendant is currently a defendant in litigation brought by the Company seeking a declaratory judgement to prohibit Driver from voting 360,737 shares of Common Stock based upon an alleged violation of Section 3-314. Driver does not believe that the Company has a right to enforce Section 3-314. In addition, on Mary 22, 2020, Driver entered into a settlement agreement with the Maryland Commissioner of Financial Regulation, pursuant to which, among other things, the Maryland Commissioner of Financial Regulation agreed that it had “fully and finally” resolved its investigation regarding whether Driver violated Section 3-314 with respect to the purchase of 360,737 shares of Common Stock “without any conclusive findings or determination” that Driver violated Section 3-314.

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WE URGE YOU TO VOTE “FOR” NASDAQ VOTING RIGHTS RULE SPECIAL

COMMITTEE PROPOSALON THE ENCLOSED WHITE PROXY CARD.

[PROPOSAL NO. 9

ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to indicate their support for the compensation of the Company’s executive officers. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s executive officers and the philosophy, policies and practices described in the Company’s proxy statement. The Board will be asking shareholders to vote for the following resolution:

“RESOLVED, that the compensation paid to the named executive officers of First United Corporation, as disclosed in its definitive proxy statement for the 2021 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including in the section entitled “REMUNERATION OF EXECUTIVE OFFICERS”, is hereby approved.”

As discussed in the Company’s proxy statement, the say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. As discussed in the Company’s proxy statement, the shareholders’ advisory vote will not overrule any decision made by the Board or the Compensation Committee or create or imply any additional fiduciary duty by the directors. However, we anticipate that the Company will disclose that to the extent there is any significant vote against the named executive officer compensation as disclosed in the Company’s proxy statement, the Company will consider shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

WE RECOMMEND THAT YOU VOTE AGAINST THIS SAY-ON-PAY PROPOSAL AND WE INTEND TO VOTE OUR SHARES AGAINST THIS PROPOSAL.]

[PROPOSAL NO. 10

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has selected, and the Board has approved, Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, subject to ratification by shareholders. Accordingly, the Company is submitting the appointment of Baker Tilly Virchow Krause, LLP for ratification of the shareholders at the Annual Meeting.

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As discussed in further detail in the Company’s proxy statement, if shareholders do not ratify the selection of Baker Tilly Virchow Krause, LLP, or if Baker Tilly Virchow Krause, LLP should decline to act or otherwise become incapable of acting as the Company’s independent registered public accounting firm, or if the Company’s engagement of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm should be discontinued, the Board, on the recommendation of the Audit Committee, will appoint a substitute independent registered public accounting firm.

WE RECOMMEND THAT YOU VOTE AGAINST THE RATIFICATION OF THE

SELECTION OF BAKER TILLY VIRCHOW KRAUSE, LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL

YEAR ENDING DECEMBER 31, 2021 AND WE INTEND TO VOTE OUR SHARES

AGAINST THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Shareholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, Driver believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominee, FOR the Independent Chair Proposal, FOR the Majority Vote Proposal, FOR the Beneficial Ownership Proposal, FOR the No Disenfranchisement Proposal, FOR the Proxy Access Proposal, FOR the Shareholder Bylaw Amendment Proposal, FOR the NASDAQ Voting Rights Rule Special Committee Proposal, [AGAINST the Say-on-Pay Proposal, AGAINST the ratification of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021], and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

As disclosed in the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate four (4) candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect not only our one (1) Nominee, but also the candidate who has been nominated by the Company other than ●. This gives shareholders the ability to vote for the total number of directors up for election at the Annual Meeting. Shareholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. There is no assurance that any of the Company’s nominees will serve as a director if any or all of our Nominees are elected.

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QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting shall constitute a quorum. Withheld votes (in the case of the election of directors), abstentions and broker non-votes will all be counted for purposes of determining whether a quorum is present.

Please note that if you hold your shares in a stock brokerage account, your broker may not be able to vote your shares of Common Stock (a “broker non-vote”) unless you provide voting instructions to your broker. You should instruct your broker to vote your shares by following the instructions provided by the broker when it sends this Proxy Statement to you. You may not vote shares held in street name by returning a proxy card directly to the Company or by voting in person at the Annual Meeting unless you provide a “legal proxy”, which you must obtain from your bank, broker, trustee or other nominee.

If you hold your shares in “street name” and do not provide voting instructions to your broker, then your broker will not have the authority to vote your shares on any proposal presented at the Annual Meeting unless it has discretionary authority with respect to that proposal. In that case, your shares will be considered to be broker non-votes and will not be voted on that proposal. Whether a broker has discretionary authority depends on your agreement with your broker and the rules of the various regional and national exchanges of which your broker is a member. These rules generally prohibit a broker from exercising discretionary voting authority on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on these rules. However, in the case of meetings involving contested director elections, these rules generally prohibit a broker from exercising discretionary authority with respect to any proposals to be voted on at such meetings, whether routine or not. As a result, brokers subject to these rules generally will not be permitted to vote shares held by a beneficial holder at the Annual Meeting without instructions from that beneficial holder as to how to the shares are to be voted. Any shares held by such a broker who has not received instructions from the beneficial owner as to how such shares are to be voted will have no effect on the outcome of any of the Proposals, but the shares will be counted for establishing the presence of a quorum. It is therefore very important that you instruct your broker on how to vote shares that you hold in street name.

VOTES REQUIRED FOR APPROVAL

Election of Directors – Directors are elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. A plurality voting standard means that a director nominee will be elected if he or she receives the most votes cast in the election, even if the number of votes is less than a majority. With respect to the election of directors, only votes cast “FOR” a nominee will be counted. Proxy cards specifying that votes should be withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. Neither a withhold vote nor a broker non-vote will count as a vote cast “FOR” or “AGAINST” a director nominee. Therefore, withhold votes and broker non-votes will have no direct effect on the outcome of the election of directors.

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Other Proposals – The adoption of the Driver Shareholder Proposals, the adoption of the non-binding advisory resolution approving the compensation paid to the Company’s named executive officers for 2019, as described in Proposal 9, and the ratification of the appointment of the Company’s independent registered public accounting firm, as described in Proposal 10, each require the affirmative vote of a majority of all shares of Common Stock voted at the Annual Meeting. Accordingly, an abstention or a broker non-vote with respect to Proposals 2 through 10 will have no impact on the outcome of those proposals.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Driver in care of ● at the address set forth on the back cover of this Proxy Statement or to the Company at 19 South Second Street, Oakland, Maryland 21550 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Driver in care of ● at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, ● may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominee and for adoption of the Driver Shareholder Proposals.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEE TO THE BOARD AND THE ADOPTION OF THE DRIVER SHAREHOLDER PROPOSALS, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Driver. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Members of Driver have entered into an agreement with ● for solicitation and advisory services in connection with this solicitation, for which ● will receive a fee not to exceed $●, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. ● will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Driver has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Driver will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that ● will employ approximately ● persons to solicit shareholders for the Annual Meeting.

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The entire expense of soliciting proxies is being borne by Driver. Costs of this solicitation of proxies are currently estimated to be approximately $250,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Driver estimates that through the date hereof its expenses in connection with this solicitation are approximately $500. To the extent legally permissible, if Driver is successful in its proxy solicitation, Driver intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Driver does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

Driver Management, Partners, and J. Abbott R. Cooper are participants in this solicitation. The principal business of Driver is serving as the general partner of Partners and managing certain other investments on behalf of separately managed accounts and other investment vehicles. The principal business of Partners is investing in securities. The principal occupation of Mr. Cooper is serving as the managing member of Driver.

The address of the principal office of each of Driver Management, Partners and Mr. Cooper is 250 Park Avenue, 7th Floor, New York, New York 10177.

As of ●, 2021, Partners directly owned 360,737 shares of Common Stock. Driver Management, as the general partner of Partners, may be deemed to beneficially own the shares of Common Stock directly owned by Partners. Mr. Cooper, as the managing member of Driver Management, may be deemed to beneficially own the shares of Common Stock directly owned by Partners.

Each participant in this solicitation is a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act. The Group may be deemed to beneficially own the 360, shares of Common Stock owned in the aggregate by all of the participants in this solicitation. Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, see Schedule I.

The shares of Common Stock purchased by Partners were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).

14

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

Except as set forth in this Proxy Statement, there are no material proceedings to which any participant in this solicitation or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Driver is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Driver is not aware of at a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

[The Company believes that a stockholder who is entitled to vote for the election of directors and who desires to nominate a candidate for election to be voted on at an Annual Meeting of Shareholders may do so only in accordance with Section 4 of Article II of the Bylaws, which provides that a stockholder may nominate a director candidate by written notice to the Chairman of the Board or the President not less than 150 days nor more than 180 days prior to the date of the meeting of shareholders called for the election of directors which, for purposes of this requirement, shall be deemed to be on the same day and month as the Annual Meeting of Shareholders for the preceding year. Such notice shall contain the following information to the extent known by the notifying stockholder: (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the number of shares of capital stock of the Company owned by each proposed nominee; (iv) the name and residence address of the notifying stockholder; (v) the number of shares of capital stock of the Company owned by the notifying stockholder; (vi) the consent in writing of the proposed nominee as to the proposed nominee’s name being placed in nomination for director; and (vii) all information relating to such proposed nominee that would be required to be disclosed by Regulation 14A under the Exchange Act and Rule 14a-11 promulgated thereunder, assuming such provisions would be applicable to the solicitation of proxies for such proposed nominee. To be considered timely for the 2022 Annual Meeting, a stockholder nomination, and all supporting information, must be submitted no earlier than ●and no later than ●.

15

A stockholder who desires to present a proposal pursuant to Rule 14a-8 under the Exchange Act to be included in the proxy statement for, and voted on by the shareholders at, the 2022 Annual Meeting must submit such proposal in writing, including all supporting materials, to the Company at its principal office no later than ●, 120 days before the date of mailing based on this year’s Proxy Statement date, and meet all other requirements for inclusion in the proxy statement. Additionally, pursuant to Rule 14a-4(c)(1) under the Exchange Act, if a stockholder intends to present a proposal for business to be considered at the 2022 Annual Meeting but does not seek inclusion of the proposal in the Company’s proxy statement for such meeting, then the Company must receive the proposal by ●, 45 days before the date of mailing based on this year’s Proxy Statement date) for it to be considered timely received. If notice of a stockholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2022 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Driver that such procedures are legal, valid or binding.]

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

DRIVER OPPORTUNITY PARTNERS I LP ●

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY BY THE PARTICIPANTS

DURING THE PAST TWO YEARS

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase / Sale

Driver Opportunity Partners I LP

Purchase of Common Stock	1,000	03/11/2019
Purchase of Common Stock	600	03/12/2019
Purchase of Common Stock	500	03/13/2019
Purchase of Common Stock	1,004	03/14/2019
Purchase of Common Stock	1,582	03/15/2019
Purchase of Common Stock	1,000	03/18/2019
Purchase of Common Stock	814	03/20/2019
Purchase of Common Stock	2,500	04/22/2019
Purchase of Common Stock	1	04/23/2019
Purchase of Common Stock	2,499	04/25/2019
Purchase of Common Stock	2,680	05/10/2019
Purchase of Common Stock	5,000	05/13/2019
Purchase of Common Stock	3,531	05/14/2019
Purchase of Common Stock	1,458	05/15/2019
Purchase of Common Stock	3,000	05/16/2019
Purchase of Common Stock	2,000	05/17/2019
Purchase of Common Stock	3,331	05/20/2019
Purchase of Common Stock	3,000	05/21/2019
Purchase of Common Stock	3,700	05/22/2019
Purchase of Common Stock	3,800	05/23/2019
Purchase of Common Stock	947	05/29/2019
Purchase of Common Stock	1,863	05/30/2019
Purchase of Common Stock	2,879	05/31/2019
Purchase of Common Stock	100	06/03/2019
Purchase of Common Stock	398	07/02/2019
Purchase of Common Stock	100	07/05/2019
Purchase of Common Stock	2,502	07/08/2019
Purchase of Common Stock	15,193	07/09/2019
Purchase of Common Stock	1,039	07/10/2019
Purchase of Common Stock	4,000	07/11/2019
Purchase of Common Stock	2,000	07/12/2019
Purchase of Common Stock	395	07/15/2019
Purchase of Common Stock	6,584	07/16/2019
Purchase of Common Stock	5,796	07/17/2019
Purchase of Common Stock	6,829	07/18/2019
Purchase of Common Stock	3,213	07/19/2010
Purchase of Common Stock	7,162	07/22/2019
Purchase of Common Stock	1,378	07/24/2019
Purchase of Common Stock	5,000	07/31/2019
Purchase of Common Stock	2,584	08/01/2019
Purchase of Common Stock	1,958	08/02/2019
Purchase of Common Stock	2,199	08/05/2019
Purchase of Common Stock	1,200	08/06/2019
Purchase of Common Stock	40,000	08/06/2019
Purchase of Common Stock	1,620	08/07/2019
Purchase of Common Stock	1,410	08/08/2019
Purchase of Common Stock	2,000	08/09/2019
Purchase of Common Stock	1,320	08/13/2019
Purchase of Common Stock	2,081	08/14/2019
Purchase of Common Stock	3,238	08/15/2019
Purchase of Common Stock	1,958	08/16/2019
Purchase of Common Stock	181,191	08/26/2019
Purchase of Common Stock	2,500	08/28/2019
Purchase of Common Stock	5,000	08/30/2019
Purchase of Common Stock	100	09/10/2020

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SCHEDULE II

The following table is reprinted from the definitive proxy statement filed by First United Corporation with the Securities and Exchange Commission on ●, 2021.

●

IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. Driver urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with Driver’s recommendations on the other proposals on the agenda for the Annual Meeting.

Registered Owners

If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Driver, c/o ●(“●”), in the enclosed postage-paid envelope today. Shareholders also have the following two options for authorizing a proxy to vote their shares:

•	Via the Internet at ●at any time prior to 11:59 p.m. Eastern Time on ●, 2021 and follow the instructions provided on the WHITE proxy card; or

•	By telephone, by calling ●at any time prior to 11:59 p.m. Eastern Time on ●, 2021, and follow the instructions provided on the WHITE proxy card.

Beneficial Owners

If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

Beneficial owners may vote either by the Internet or toll-free telephone. Please refer to the enclosed instructions on how to vote by Internet or telephone. You may also vote by signing, dating and returning the enclosed WHITE voting instruction form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our one (1) Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions or require any additional information concerning this Proxy Statement, please contact ● at the address set forth below.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Driver’s proxy materials,

please contact ● at the phone numbers listed below.

●

Shareholders call toll free at ●

Email: ●

FIRST UNITED CORPORATION

2021 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF DRIVER MANAGEMENT COMPANY LLC

AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION

(COLLECTIVELY, “DRIVER”)

THE BOARD OF DIRECTORS OF FIRST UNITED CORPORATION (THE “BOARD”)

IS NOT SOLICITING THIS PROXY

P  R  O  X  Y

The undersigned appoints J. Abbott R. Cooper, ●and ●, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of First United Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the 2021 Annual Meeting of Shareholders of the Company scheduled to be held on ●, 2021 at ●a.m., local time, at ● at ●(including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Driver a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, “FOR” PROPOSAL 6, “FOR” PROPOSAL 7, “AGAINST” PROPOSAL 2 AND “AGAINST” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Driver’s solicitation of proxies for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our WHITE proxy card are available at

●

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE PROXY CARD

☒ Please mark vote as in this example

DRIVER STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR

OF THE NOMINEE LISTED BELOW IN PROPOSAL 1. DRIVER STRONGLY

RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 2, 3, 4, 5, 6 AND

7AGAINST PROPOSALS 8 AND 9.

1.	Driver’s proposal to elect J. Abbott R. Cooper as a Class II director of the Company to serve until the 2024 Annual Meeting of Shareholders.

	FOR NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR NOMINEE
Nominee: J. Abbott R. Cooper	☐	☐

Driver does not expect that the Nominee will be unable to stand for election, but, in the event that the Nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, Driver has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

Driver intends to use this proxy to vote (i) “FOR” J. Abbott R. Cooper and (ii) “FOR” the candidates who have been nominated by the Company other than ●, for whom Driver is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if Driver’s Nominee iselected.

Note: You may withhold authority to vote for one or more additional candidates who have been nominated by the Company other than ● by writing the name(s) of the nominee(s) below.

________________________________________________________

2.	Driver’s proposal to approve a resolution requesting the Board take all steps necessary or desirable under applicable law to require that the Chairman of the Board (the be an independent director.

☐ FOR	☐ AGAINST	☐ ABSTAIN

WHITE PROXY CARD

3.

Driver’s proposal to approve a resolution requesting the Board to take all steps necessary or desirable under applicable law to provide that any actions currently requiring the affirmative vote of two-thirds (or any proportion greater than a simple majority) of all the votes entitled to be cast for shareholder approval (including, without limitation mergers and amendments to the Company’s certificate of incorporation) shall only require the affirmative vote of a simple majority of all the votes entitled to be cast for shareholder approval.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.

Driver’s proposal to approve a resolution requesting the Board to take all steps necessary or desirable under applicable law (including adopting a resolution pursuant to Maryland Code, Corporations and Associations § 2-514) to provide beneficial owners of shares with all the rights (to the maximum extent available under applicable law) accorded shareholders of record pursuant to the Company’s certificate of incorporation and bylaws as well as applicable law.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.

Driver’s proposal to approve a resolution requesting the Board adopt a resolution whereby the Board commits to avoid taking any actions (including lobbying the Maryland Commissioner of Financial Regulation to investigate potential violations of Maryland Code, Financial Institutions § 3-314 (“Section 3-314”) or seeking to enforce, through legal action or otherwise, any of the provisions of Section 3-314) not otherwise explicitly required by law that are reasonably likely to lead to the disenfranchisement of any shareholder.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.

Driver’s proposal to approve a resolution requesting the Board adopt a “proxy access” bylaw that will require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected certain information regarding any person or persons nominated for election to the Board by a shareholder and will allow shareholders to vote on such nominee or nominees on the Company’s proxy card.

☐ FOR	☐ AGAINST	☐ ABSTAIN

7.

Driver’s proposal to approve a resolution requesting the Board amend the Company’s bylaws to provide that shareholders may alter, amend or repeal the Bylaws by the affirmative vote of a simple majority of all the votes entitled to be cast by the holders of the issued and outstanding shares of Common Stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

8.

Driver’s proposal to approve a resolution requesting the Board form a special committee (empowered to engage its own legal counsel) to determine whether the Company violates Nasdaq Listing Rule 5640 by voluntarily asserting or attempting to exercise a private right of action under Section 3-314 absent a binding prior determination by the Maryland Commissioner of Financial Regulation or a court of competent jurisdiction that a violation has occurred.

☐ FOR	☐ AGAINST	☐ ABSTAIN

WHITE PROXY CARD

9.	Company’s proposal to approve a non-binding, advisory resolution approving the compensation of the Company’s named executive officers for 2019.

☐ FOR	☐ AGAINST	☐ ABSTAIN

10.	Company’s proposal to ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.